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                                                                   EXHIBIT 23(B)



                         INDEPENDENT AUDITORS' CONSENT



    We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-17059 of Proffitt's, Inc. on Form S-4 of our report dated March 3, 1995 of Younkers, Inc., appearing in the Prospectus, which is part of this Registration Statement.



    We also consent to the reference to us under the heading "Experts" in such Prospectus.



Des Moines, Iowa
January 13, 1997